                                                                    EXHIBIT 10.8

                               GRANT PRIDECO, INC.
                                FOREIGN EXECUTIVE
                           DEFERRED COMPENSATION PLAN

                               GRANT PRIDECO, INC.

                  FOREIGN EXECUTIVE DEFERRED COMPENSATION PLAN


                  WHEREAS, Grant Prideco, Inc. desires to establish a deferred compensation plan for a select group of management and highly compensated employees;

                  WHEREAS, as a result of the distribution by Weatherford International, Inc. to its stockholders of all of the outstanding shares of stock of Grant Prideco, Inc. (the "Spin-Off"), Grant Prideco, Inc. shall no longer be a subsidiary of Weatherford International, Inc. as of the effective date of the Spin-Off;

                  NOW, THEREFORE, Grant Prideco, Inc. hereby establishes the Grant Prideco, Inc. Foreign Executive Deferred Compensation Plan effective on the effective date of the Spin-Off, the terms of which are set forth in this document as it may be amended from time to time.

                               GRANT PRIDECO, INC.
                                FOREIGN EXECUTIVE
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                             Section
                                                                                                             -------
ARTICLE I -- DEFINITIONS

         Account................................................................................................1.1
         Basic Benefit..........................................................................................1.2
         Beneficiary............................................................................................1.3
         Board of Directors.....................................................................................1.4
         Code...................................................................................................1.5
         Common Stock...........................................................................................1.6
         Company................................................................................................1.7
         Compensation...........................................................................................1.8
         Committee..............................................................................................1.9
         Disability............................................................................................1.10
         GP....................................................................................................1.11
         Foreign Deferred Compensation Ledger..................................................................1.12
         Participant...........................................................................................1.13
         Plan..................................................................................................1.14
         Plan Year.............................................................................................1.15
         Retirement............................................................................................1.16
         Subsidiary............................................................................................1.17


ARTICLE II - ELIGIBILITY

ARTICLE III - BASIC BENEFIT ACCRUALS

ARTICLE IV - ACCOUNT


         Establishing a Participant's Account...................................................................4.1
         Basic Benefit Account..................................................................................4.2
         Gauge for Determining Benefits.........................................................................4.3


ARTICLE V - VESTING

ARTICLE VI -  DISTRIBUTIONS


         Death..................................................................................................6.1
         Disability.............................................................................................6.2
         Retirement.............................................................................................6.3
         Termination Prior to Death, Disability or Retirement...................................................6.4


         Forfeiture For Cause...................................................................................6.5
         Responsibility for Distributions and
           Withholding of Taxes.................................................................................6.6
         Distribution Determination Date........................................................................6.7
         Valuation of Accounts for Cash Distributions...........................................................6.8

ARTICLE VII  - ADMINISTRATION

         Committee Appointment..................................................................................7.1
         Committee Organization and Voting......................................................................7.2
         Powers of the Committee................................................................................7.3
         Committee Discretion...................................................................................7.4
         Annual Statements......................................................................................7.5
         Reimbursement of Expenses..............................................................................7.6

ARTICLE VIII - ADOPTION BY SUBSIDIARIES

         Procedure for and Status After Adoption................................................................8.1
         Termination of Participation By Adopting Subsidiary....................................................8.2

ARTICLE IX - AMENDMENT AND/OR TERMINATION

         Amendment or Termination of the Plan...................................................................9.1
         No Retroactive Effect on Awarded Benefits..............................................................9.2
         Effect of Termination..................................................................................9.3

ARTICLE X - PAYMENT

         Payments Under This Agreement Are the Obligation
           of the Company......................................................................................10.1
         Participants Must Rely Only on General
            Credit of the Company..............................................................................10.2

ARTICLE XI - MISCELLANEOUS

         Limitation of Rights..................................................................................11.1
         Distributions to Incompetents or Minors...............................................................11.2
         Nonalienation of Benefits.............................................................................11.3
         Reliance Upon Information ............................................................................11.4
         Severability..........................................................................................11.5
         Notice................................................................................................11.6
         Gender and Number.....................................................................................11.7
         Governing Law.........................................................................................11.8
         Effective Date........................................................................................11.9

                               GRANT PRIDECO, INC.
                                FOREIGN EXECUTIVE
                           DEFERRED COMPENSATION PLAN


                  Grant Prideco, Inc. (the "Company") hereby establishes the Grant Prideco, Inc. Foreign Executive Deferred Compensation Plan effective upon the Spin-Off which provides deferred compensation for a select group of foreign highly compensated or management personnel based on services performed outside the United States as follows:


                                    ARTICLE I

                                   DEFINITIONS

                 1.1 "ACCOUNT" means all ledger accounts pertaining to a Participant which are maintained by the Committee to reflect the amount of deferred compensation due the Participant. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary:

                  Basic Benefit Account - The Company's accrual of 15 percent of Compensation for each Participant.

                 1.2 "BASIC BENEFIT" means the accrual made by the Company for the benefit of a Participant equal to 15 percent of the Participant's Compensation.

                 1.3 "BENEFICIARY" means a person or entity designated by the Participant under the terms of the Plan to receive any amounts distributed under the Plan upon the death of the Participant.

                 1.4 "BOARD OF DIRECTORS" means the Board of Directors of GP.

                 1.5 "CODE" means the United States of America, Internal Revenue Code of 1986, as amended from time to time.

                 1.6 "COMMON STOCK" means the common stock, $.01 par value, of GP.

                 1.7 "COMPANY" means GP and its Foreign Subsidiaries.

                 1.8 "COMPENSATION" means remuneration paid to a Participant by the Company during the portion of the Plan Year in which he is eligible to participate in the Plan for services performed outside the United States, including and limited to regular base pay, merit and incentive bonuses (other than bonuses paid by the Company with respect to services for a predecessor employer that has not adopted the Plan or with respect to services performed by the Participant prior to his employment by the Company, as determined by the Committee in its sole discretion), commissions, car allowance payments, short-term disability pay, vacation pay paid while the

Participant is employed by the Company, vacation pay paid upon a Participant's termination of employment, and retention bonuses. Compensation does not include sign-on bonuses, foreign service premiums or bonuses, position allowances, location coefficient payments, housing allowances, goods and services allowances, tax gross-up payments, hypothetical tax payments, expense reimbursements, travel allowances or bonuses, cash and non-cash fringe benefits, severance pay, relocation allowances or expense reimbursements, deferred compensation (such as income as a result of the exercise of a stock option or stock appreciation right), or benefits under any pension plan or welfare plan as defined in the Employee Retirement Income Security Act of 1974, as amended (whether or not paid under a program that is subject to regulation under such statute).

                 1.9 "COMMITTEE" means the persons who are from time to time serving as members of the committee administering the Plan.

                 1.10 "DISABILITY" means a physical or mental condition that prevents the Participant from earning a reasonable livelihood with any Company and which was not the result of having engaged in a felonious criminal enterprise, alcoholism, addiction to narcotics or service in the Armed Forces. The Committee's determination of a Participant's Disability shall be in its sole discretion and shall be final.

                 1.11 "GP" means Grant Prideco, Inc., the sponsor of the Plan.

                 1.12 "FOREIGN DEFERRED COMPENSATION LEDGER" means the ledger maintained by the Committee for each Participant which reflects the Basic Benefit credited to his Account.

                 1.13 "PARTICIPANT" means a non-U.S. resident alien foreign employee of a Company who is eligible for and is participating in the Plan.

                 1.14 "PLAN" means the Grant Prideco, Inc. Foreign Executive Deferred Compensation Stock Plan set out in this document, as amended from time to time.

                 1.15 "PLAN YEAR" means a one year period which coincides with the calendar year.

                 1.16 "RETIREMENT" means the retirement of a Participant from any Company covered by the Plan on or after attaining age 60 under the Company's retirement policy.

                 1.17 "SUBSIDIARY" means any wholly owned foreign subsidiary of GP.

                                   ARTICLE II

                                   ELIGIBILITY

                  The employees initially eligible to participate in the Plan include the key foreign employees of GP and each foreign Subsidiary as determined by the Committee. After the initial Plan Year the Committee may change the eligibility requirements for participation in the Plan as it may determine is appropriate or advisable from time to time in its sole discretion. The Committee shall notify each Participant of his eligibility to participate in the Plan. Each Participant in the Plan during a Plan Year shall continue to participate in the Plan unless the Committee shall have notified the Participant prior to the beginning of the next Plan Year that he will not participate in the Plan for that Plan Year. A former Participant who has been notified that he will no longer participate in the Plan, but who remains in the employ of the Company, shall retain the balance in his Accounts under the terms of the Plan, but no additional amounts should be credited to his Account under Section 4.2 during the periods in which he is not a Participant.


                                   ARTICLE III

                                BENEFIT ACCRUALS

                  BASIC BENEFIT ACCRUAL. The Company shall accrue an amount for the benefit of each Participant equal to 15 percent of the Participant's Compensation for the Plan Year.


                                   ARTICLE IV

                                     ACCOUNT

                 4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee shall establish an Account for each Participant in a special Foreign Deferred Compensation Ledger which shall be maintained by the Company. The Account shall reflect the amount of the Company's obligation to the Participant at any given time.

                 4.2 BASIC BENEFIT ACCOUNT. The Basic Benefit shall be credited to each Participant's Basic Benefit Account as of the last day of each month of each Plan Year for the accrual attributable to Compensation paid during that month.

                 4.3 GAUGE FOR DETERMINING BENEFITS. The Basic Benefit credits described in Section 4.2 shall be credited in non-monetary units equal to the number of whole shares of Common Stock that could have been purchased at a price equal to the average closing sale price of a share of Common Stock during the month for which the allocation is made as reported by the principal national securities exchange on which the Common Stock is then listed, if the Common Stock is listed on a national securities exchange, or the average of the bid and asked price of a share of Common Stock during such month as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Stock is not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported during that month or if, in the discretion of the Committee, another means of determining the fair market value of the Common Stock for such month shall be necessary and advisable, the Committee may provide for another means of determining such value, and in monetary units for any amount that is less than the value of a whole share. Any monetary unit credited to an Account will be added to the next such amount credited to the Account and converted into a non-monetary unit as quickly as possible. The value of each unit credited to an Account and therefore the ultimate value of the deferred compensation payable to each Participant will increase or decrease in proportion to the change in the value of a share of Common Stock between the date of the initial crediting of a unit and the date that the unit is valued for distribution under Article VI of the Plan.


                                    ARTICLE V

                                     VESTING

                  Upon his Retirement, death or Disability while employed with the Company, a Participant will have a 100 percent nonforfeitable interest in the Basic Benefit credited to his Account together with any increase in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited, except for the events of forfeiture described in Section 6.5. In addition, a Participant's interest in the Basic Benefit credited to his Account together with any increase in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited shall vest at the rate set out in the vesting schedule below, except for events of forfeiture described in Section 6.5 and upon termination of the Plan as provided in Section 9.3.


                       Completed Years of Service
                       With the Company Beginning
                   January 1 of the Year the Employee
                       First Becomes a Participant                                Percentage Vested
                                                                                  -----------------
              Less than one year...............................................................0
              One but less than two...........................................................20
              Two but less than three.........................................................40
              Three but less than four........................................................60
              Four but less than five.........................................................80
              Five or more...................................................................100

                                   ARTICLE VI

                                  DISTRIBUTIONS

                 6.1 DEATH. Upon the death of a Participant, his Beneficiary or Beneficiaries shall receive the value of the amounts credited to the Participant's Accounts in the Foreign Deferred Compensation Ledger determined under Section 6.7, and in the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash, or in a combination of shares of Common Stock and cash. The distribution shall be made within 90 days after the Participant's death. Unless otherwise provided by the Committee, all Distributions shall be made in shares of Common Stock.

                  Each Participant, upon notification of his participation in the Plan, shall file with the Committee a designation of a Beneficiary or Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of his death prior to the distribution of the amount credited to his Accounts in the Foreign Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate.

                 6.2 DISABILITY. Upon the Disability of a Participant, the Participant shall receive the value of the amounts credited to the Participant's Accounts in the Foreign Deferred Compensation Ledger determined under Section 6.7, and in the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash.. The distribution shall be made within 90 days after the Participant becomes disabled.

                 6.3 RETIREMENT. Upon the Retirement of a Participant on or after attaining age 60, the Participant shall receive the value of the amounts credited to his Accounts in the Foreign Deferred Compensation Ledger determined under Section 6.7, and at the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash.. The distribution shall be made within 90 days after the Participant's Retirement.

                 6.4 TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT. Upon a Participant's termination from the employ of all Companies prior to death, Disability or Retirement, the Participant shall receive the portion of the amount credited to his Accounts in the Foreign Deferred Compensation Ledger, determined under Section 6.7, which is vested under Article V, and at the discretion of the Committee, the distribution shall be made in Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash. Distribution shall be made within 90 days after the Participant's termination. Any amounts not then vested shall be forfeited.

                 6.5 FORFEITURE FOR CAUSE. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a former Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Accounts in the Foreign Deferred Compensation Ledger shall be forfeited even though it may have been previously vested under Article V. The decision of the Committee as to the cause of a former Participant's discharge and the damage done to the Company shall be final. No decision of the Committee shall affect the finality of the discharge of the Participant by the Company in any manner.

                 6.6 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee shall furnish information to the Company last employing the Participant concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make the distribution required. It will also calculate the deductions, if any, from the amount of the benefit paid under the Plan for any taxes required to be withheld by any government or similar authority and will cause them to be withheld and paid to the appropriate authority. If a Participant earns deferred compensation under the Plan while in the service of more than one Company, each Company for which the Participant worked shall pay the amount attributable to the period the Participant was in the service of that Company.

                 6.7 DISTRIBUTION DETERMINATION DATE. For purposes of all distributions described in this Article VI, the determination date for valuing the amounts credited to a Participant's Accounts shall be the day which triggers the beginning of the 90-day period described in Section 6.1, 6.2, 6.3, or 6.4, as applicable. For purposes of all distributions in shares of Common Stock described in this Article VI, the determination date shall be the date of the actual direction by the Company in writing to the transfer agent to issue a certificate for the Common Stock to the Participant or his Beneficiary, and the number of shares issued shall be equal to the vested non-monetary units credited to the Participant's Accounts.

                 6.8 VALUATION OF ACCOUNTS FOR CASH DISTRIBUTIONS. For purposes of all distributions in cash described in this Article VI, the Committee shall determine the fair market value of the non-monetary units of Common Stock deemed credited to a Participant's Account as of the determination date specified in
Section 6.7. For this purpose, the fair market value of a share of Common Stock shall be the average closing price of a share of Common Stock during the month in which the determination date described in Section 6.7 occurs, as reported by the principal national securities exchange on which the Common Stock is then listed if it is listed on a national securities exchange or the average of the bid and asked price of a share of Common Stock during such month as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Stock is not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported during that month or if, in the discretion of the Committee, another means of determining the fair market value of the

Common Stock for such month shall be necessary and advisable, the Committee may provide for another means of determining such value.


                                   ARTICLE VII

                                 ADMINISTRATION

                 7.1 COMMITTEE APPOINTMENT. The Committee which shall consist of not less than three members shall be appointed by the Board of Directors. Each Committee member shall serve until his resignation or removal. The Board of Directors shall have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

                 7.2 COMMITTEE ORGANIZATION AND VOTING. The Committee shall select from among its members a chairman who shall preside at all of its meetings and shall elect a secretary without regard to whether that person is a member of the Committee. The secretary shall keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant shall not vote or act on any matter relating solely to himself.

                 7.3 POWERS OF THE COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and shall have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                  (a) to make rules and regulations for the administration of the Plan;

                  (b) to construe all terms, provisions, conditions and limitations of the Plan;

                  (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect;

                  (d) to designate the persons eligible to become Participants;

                  (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

                           (1) differences of opinion arising between the
                  Company and a Participant; and

                           (2) any question it deems advisable to determine in
                  order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

                  (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

                 7.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties and shall not be subject to de novo review.

                 7.5 ANNUAL STATEMENTS. The Committee shall cause each Participant to receive an annual statement as soon as administratively feasible after the conclusion of each Plan Year containing a statement of the Participant's Accounts in the Foreign Deferred Compensation Ledger through the end of that Plan Year. The statement shall include a report of the Basic Benefit and the number of units credited to each Participant's Account for that Plan Year.

                 7.6 REIMBURSEMENT OF EXPENSES. The Committee shall serve without compensation for their services but shall be reimbursed by GP for all expenses properly and actually incurred in the performance of its duties under the Plan.


                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES

                 8.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Subsidiary may, with the approval of the Committee, adopt the Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for GP and its Participants except that the powers of the Board of Directors and the Committee under the Plan shall be exercised by the Board of Directors of GP alone. GP and each Subsidiary that adopts the Plan shall bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of GP and each Subsidiary with respect to its Participants shall be the sole obligation of the company that is employing the Participant and shall not bind any other company.

                 8.2 TERMINATION OF PARTICIPATION BY ADOPTING SUBSIDIARY. Any Subsidiary that adopts the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the

Plan at any time. The termination of the participation in the Plan by a Subsidiary shall not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts and/or units previously standing to his credit in his Accounts in the Foreign Deferred Compensation Ledger.


                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION

                 9.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may amend or terminate the Plan at any time by an instrument in writing without the consent of any adopting Company or any Participant.

                 9.2 NO RETROACTIVE EFFECT ON AWARDED BENEFITS. No amendment shall affect the rights of any Participant to the amounts and/or units then standing to his credit in his Accounts in the Foreign Deferred Compensation Ledger. However, the Board of Directors shall retain the right to change at any time and in any manner the method of calculating all Basic Benefits to be accrued in the future, and the gauge to be used to determine future increases or decreases in amounts accrued after the date of the amendment.

                 9.3 EFFECT OF TERMINATION. If the Plan is terminated, all amounts of Basic Benefits accrued by the Company and credited to a Participant's Accounts shall immediately vest as if the Participant were entitled to and did retire on the date the Plan terminated. Distribution would then commence in accordance with Section 6.3. However, the forfeiture provisions of Section 6.5 would continue to apply until the actual date of distribution.


                                    ARTICLE X

                                     PAYMENT

                10.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY. The Company shall be liable for all benefits due the Participants under the Plan.

                10.2 PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. The Plan is only a general corporate commitment and each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under the Plan. Under all circumstances the rights of Participants to any asset held by the Company shall be no greater than the rights expressed in this agreement. Nothing contained in the Plan shall constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under the Plan or would place the Participant in a secured position ahead of general creditors and judgment creditors of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS

                11.1 LIMITATION OF RIGHTS. Nothing in the Plan will be construed:

                  (a) to give any employee of any Company any right to be designated a Participant in the Plan;

                  (b) to give a Participant any right with respect to the Basic Benefit accrued except in accordance with the terms of the Plan;

                  (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

                  (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

                  (e) to give a Participant or any other person claiming through him any interest or right under the Plan other than that of any unsecured general creditor of the Company.

                11.2 DISTRIBUTIONS TO INCOMPETENTS OR MINORS. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the amounts due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those amounts for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

                11.3 NONALIENATION OF BENEFITS. No right or benefit provided in the Plan shall be transferable by the Participant except, upon his death, to a named Beneficiary as provided in the Plan. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, that right or benefit shall, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

                11.4 RELIANCE UPON INFORMATION. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of the Plan shall be deemed to have been taken in good faith.

                11.5 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                11.6 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant shall be sufficient if in writing and hand delivered or sent by mail (postage prepaid) to the principal office of the Company or to the residential mailing address of the Participant. Notice shall be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

                11.7 GENDER AND NUMBER. If the context requires it, words of one gender when used in the Plan will include the other genders, and words used in the singular or plural will include the other.

                11.8 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas, United States of America.

                11.9 EFFECTIVE DATE. The Plan will be operative and effective on the effective date of the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of GP.

                  IN WITNESS WHEREOF, the Company has executed this document on this _____ day of ____________________ 1999.


                                               GRANT PRIDECO, INC.



                                               By
                                                  ------------------------------
                                                     Its
                                                         -----------------------

The Foreign Subsidiaries listed on Exhibit A are included in the Plan.

                                    EXHIBIT A

                    GRANT PRIDECO, INC. FOREIGN SUBSIDIARIES


                                                                                 Jurisdiction of
         Name                                                               Incorporation or Formation
         ----                                                               --------------------------
Weatherford Mauritius Limited                                                       Mauritius
Jiangsu Shuguang Grant Prideco Tubular Company Ltd.                                   China
XLS Systems Antilles N.V.                                                     Netherlands Antilles
XLS Systems Europe, B.V.                                                           Netherlands
Enerpro de Mexico S.A. de C.V.                                                       Mexico
Grant Tubular Finishing Ltd.                                                         Hungary
Grant Prideco (Singapore) Pte Ltd.                                                  Singapore
Grant Prideco S.A. de C.V.                                                           Mexico
Grant Prideco Canada Ltd.                                                            Alberta
Grant Prideco, S.A.                                                                Switzerland
Citra Grant Prideco Marketing Ltd.                                               Jersey Islands
Grant Prideco de Venezuela                                                          Venezuela
Prideco de Venezuela, S.A.                                                          Venezuela
Prideco Europe Limited                                                                 UK
Pridecomex Holding, S.A. de C.V.                                                     Mexico
TF de Mexico, S.A. de C.V.                                                           Mexico
Inmobiliaria Industrial de Veracruz S.A. de C.V.                                     Mexico
PT H-Tech Oilfield Equipment                                                        Indonesia
Voest-Alpine Stahlrohr Kindberg GmbH                                                 Austria
Voest-Alpine Stahlrohr Kindberg GmbH & Co. KG                                        Austria
Voest-Alpine Middle East Free Establishment Zone                              United Arab Emirates
Voest-Alpine South America, S.A.                                                    Venezuela